          KEMPER EQUITY FUNDS/GROWTH STYLE                          KEMPER VALUE SERIES, INC.
            Kemper Aggressive Growth Fund                             Kemper Contrarian Fund
                Kemper Blue Chip Fund                         Kemper-Dreman High Return Equity Fund
                 Kemper Growth Fund                                Kemper Small Cap Value Fund
           Kemper Quantitative Equity Fund                           SUPPLEMENT TO PROSPECTUS
       Kemper Small Capitalization Equity Fund                         DATED APRIL 1, 1998
               Kemper Technology Fund                                   _________________
              Kemper Total Return Fund
              Kemper Value+Growth Fund                            KEMPER ASSET ALLOCATION FUNDS
              SUPPLEMENT TO PROSPECTUS                             Kemper Horizon 20+ Portfolio
               DATED FEBRUARY 1, 1998                              Kemper Horizon 10+ Portfolio
                  _________________                                 Kemper Horizon 5 Portfolio
                                                                     SUPPLEMENT TO PROSPECTUS
                 KEMPER INCOME FUNDS                                 DATED NOVEMBER 21, 1997
     Kemper Adjustable Rate U.S. Government Fund                        _________________
           Kemper Diversified Income Fund
       Kemper U.S. Government Securities Fund                       KEMPER TARGET EQUITY FUNDS
               Kemper High Yield Fund                           Kemper Retirement Fund Series VII
         Kemper High Yield Opportunity Fund                          SUPPLEMENT TO PROSPECTUS
     Kemper Income and Capital Preservation Fund                      DATED NOVEMBER 1, 1997
              Kemper U.S. Mortgage Fund                                 _________________
      Kemper Short-Intermediate Government Fund
              SUPPLEMENT TO PROSPECTUS                             KEMPER TAX-FREE INCOME FUNDS
               DATED DECEMBER 30, 1997                              Kemper Municipal Bond Fund
                  _________________                          Kemper Intermediate Municipal Bond Fund
                                                              Kemper California Tax-Free Income Fund
        KEMPER GLOBAL AND INTERNATIONAL FUNDS                  Kemper Florida Tax-Free Income Fund
              Kemper Asian Growth Fund                         Kemper Michigan Tax-Free Income Fund
                 Kemper Europe Fund                           Kemper New Jersey Tax-Free Income Fund
              Kemper Global Income Fund                        Kemper New York Tax-Free Income Fund
              Kemper International Fund                          Kemper Ohio Tax-Free Income Fund
              SUPPLEMENT TO PROSPECTUS                       Kemper Pennsylvania Tax-Free Income Fund
                 DATED MARCH 1, 1998                            Kemper Texas Tax-Free Income Fund
                  _________________                                  SUPPLEMENT TO PROSPECTUS
                                                                     DATED NOVEMBER 26, 1997
                                                                        -----------------


                         KEMPER EQUITY FUNDS/VALUE STYLE
                             Kemper Contrarian Fund
                      Kemper-Dreman High Return Equity Fund
                           Kemper Small Cap Value Fund
                      Kemper Small Cap Relative Value Fund
                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 6, 1998
                                -----------------

The following disclosure replaces the "Net Asset Value" section of each Prospectus except the Kemper Equity Funds/Value Style Prospectus. The following effective dates apply: June 1998 for Kemper Aggressive Growth Fund, Kemper Blue Chip Fund, Kemper Target Equity Fund - Kemper Retirement Fund Series VII and Kemper Total Return Fund; and July 1998 for Kemper Asian Growth Fund. The following disclosure will be effective prior to the close of the third calendar quarter of 1998 for the remainder of the Funds.

         Net Asset Value

         The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of a Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of a Fund is computed as of the close of regular trading (the "value time") on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         Portfolio securities for which market quotations are readily available are generally valued at market value as of the value time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.

         With respect to the Funds with securities listed primarily on foreign exchanges, such securities may trade on days when the Fund's net asset value is not computed; and therefore, the net asset value of a Fund may be significantly affected on days when the investor has no access to the Fund.

         An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market Inc. ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Valuation Committee of the Board of Trustees, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects market value of the property on the valuation date.

         Following the valuations of securities or other portfolios assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

The following text supplements information in the section entitled "Investment Manager and Underwriter" on page 23 in the Prospectus dated March 1, 1998 for Kemper Asian Growth Fund, Kemper Europe Fund, Kemper Global Income Fund and Kemper International Fund.

         Investment Manager and Underwriter

         Zurich Investment Management Limited ("ZIML") has been serving as sub-adviser for the Kemper Asian Growth Fund, Kemper Europe Fund, Kemper Global Income Fund and Kemper International Fund pursuant to sub-advisory agreements with Scudder Kemper Investments, Inc. ("Scudder Kemper"), the Funds' investment manager. ZIML, which was previously a wholly owned subsidiary of Zurich Insurance Company, is now a wholly owned subsidiary of Scudder Kemper and is now known as Scudder Investments (U.K.) Limited (the "Sub-Adviser"). As a result of this ownership change, for Kemper Europe Fund, Kemper Global Income Fund and Kemper International Fund, new sub-advisory agreements, which were previously approved by shareholders, have been entered into between Scudder Kemper and the Sub-Adviser on the same terms as the previous agreements, which terminated automatically. The sub-advisory agreement for Kemper Asian Growth Fund also terminated automatically upon this ownership change but a new agreement has not been implemented for that Fund, which will be managed solely by Scudder Kemper.

The following text replaces information in the section entitled "Investment Manager and Underwriter" on page 23 in the Prospectus dated March 1, 1998 for Kemper Asian Growth Fund, Kemper Europe Fund, Kemper Global Income Fund and Kemper International Fund.

          Stephen P. Dexter and Marc. J. Slendebroek have been the co-lead portfolio managers for the Kemper International Fund since June 1998. Mr. Dexter joined Scudder Kemper in 1986 and is a Senior Vice President. He received a B.A. in Economics and an M.B.A. in Finance from the University of Wisconsin. Mr. Slendebroek joined the Sub-Adviser in September 1994 and is an Associate Director. Prior to joining the Sub-Adviser, Mr. Slendebroek was a Manager of Dutch research at Kleinwort Benson Securities from 1992 to 1994. He received a Masters Degree in Civil Law from the University of Leiden, in the Netherlands.

          Elizabeth J. Allan and Theresa Gusman have been the co-lead portfolio managers for the Kemper Asian Growth Fund since June 1998. Ms. Allan joined Scudder Kemper in 1987 and is a Senior Vice President. She received a B.A. in East Asian Studies from Colby College, two M.A.s (the first from Indiana University in East Asian Studies and the second from Princeton University in Sociology) and an M.B.A. in Finance and International Business from New York University. Ms. Gusman joined Scudder Kemper in 1995 and is a Vice President. Prior to joining Scudder Kemper, she was an equity research analyst since 1983. Ms. Gusman received a B.A. in Economics from the State University of New York.

The following text replaces the section and heading entitled "Investment Objectives, Policies and Risk Factors -- Depository Receipts" on page 20 in the Prospectus dated May 6, 1998 for Kemper Contrarian Fund, Kemper-Dreman High Return Equity Fund, Kemper Small Cap Value Fund, and Kemper Small Cap Relative Value Fund:

         Foreign Companies

         Each Fund may invest up to 20% of its assets in securities of foreign companies through the acquisition of American Depository Receipts ("ADRs"), as well as through the purchase of securities of foreign companies that are publicly traded in the United States. ADRs are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.

The following text replaces the third paragraph in the section entitled "Investment Objectives, Policies and Risk Factors - Selection of Investments" on page 11 in the Prospectus dated April 1, 1998 for Kemper Contrarian Fund, Kemper-Dreman High Return Equity Fund, and Kemper Small Cap Value Fund:

         Selection of Investments

         Fundamental analysis is used on companies that initially look promising. Earnings and cash flow analysis as well as a company's conventional dividend payout ratio are important to this process. Typically, the Funds will consist of approximately 25 to 50 stocks, diversified by both sector and industry, although, as noted above, the High Return Equity Fund may, from time to time, concentrate its assets in one or more market sectors. Most investments will be in securities of domestic companies, but, the Funds may also invest up to 20% of their assets in securities of foreign companies through the acquisition of American Depository Receipts ("ADRs") as well as through the purchase of securities of foreign companies that are publicly traded in the United States. ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. While it is anticipated that under normal circumstances all Funds will be fully invested, in order to conserve assets during temporary defensive periods when the investment manager deems it appropriate, each Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest bearing securities will be for temporary defensive purposes only.

The following text replaces the third and fourth paragraphs in the section entitled "Investment Objectives, Policies and Risk Factors - Kemper Value+Growth Fund" on page 21 in the Prospectus dated February 1, 1998 for Kemper Value+Growth Fund:

         Value+Growth Fund

          The allocation between growth and value stocks in the Fund's portfolio will be made by the investment manager's Quantitative Research Department with the help of a proprietary model that evaluates macro-economic factors such as the strength of the economy, interest rates and special factors concerning growth and value stocks. Historically, the performance of growth and value stocks has tended to be counter-cyclical, i.e., when one was in favor, the other was out of favor relative to the equity market in general. Through the allocation process, the investment manager will seek to weight the portfolio more heavily in the type of stocks that are believed to present greater return opportunities at the time. The neutral allocation between growth and value stocks would be 50%/50%. The allocation to growth or value may be up to 75% at any time. Allocation decisions are normally based upon long-term considerations and changes would normally be expected to be gradual. There is no assurance that the allocation process will improve investment results.

          In managing both the growth and value portions of the portfolio, the investment manager emphasizes stock selection and fundamental research in seeking to enhance long-term performance potential. The investment manager considers a number of qualitative and quantitative factors in considering whether to invest in a growth or value stock including return on equity, earnings growth, price to earnings, price to book value and price to cash flow ratios, dividend yield, level of debt, good management and industry leadership. Typically stocks of both types will have a market capitalization in excess of $1 billion.

The following text replaces information in the section entitled "Investment Manager and Underwriter" on page 30 in the Prospectus dated February 1, 1998 for Kemper Value+Growth Fund and Kemper Quantitative Equity Fund; and on page 20 in the Prospectus dated November 21, 1997 for Kemper Horizon 20+ Portfolio, Kemper 10+ Portfolio and Kemper Horizon 5 Portfolio.

         INVESTMENT MANAGER AND UNDERWRITER

          Philip S. Fortuna is the lead portfolio manager for the Kemper Horizon Fund, Kemper Value+Growth Fund, and Kemper Quantitative Equity Fund. Mr. Fortuna joined Scudder Kemper in 1986 and is a Managing Director. He served as Director of Quantitative Services from 1987 to 1993 and Director of Investment Operations from 1993 to 1995. From 1995 to 1997, he was involved in global planning and new product development in addition to his portfolio management responsibilities. Mr. Fortuna currently oversees all of Scudder Kemper's quantitative activities.



August 17, 1998

[Inventory Code]